UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 20, 2025 (February 19, 2025)

Herc Holdings Inc.

(Exact name of Registrant as specified in its charter)

Delaware	001-33139	20-3530539
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

27500 Riverview Center Blvd.
Bonita Springs, Florida 34134
(Address of principal executive offices and zip code)

(239) 301-1000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	HRI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

Agreement and Plan of Merger

On February 19, 2025, Herc Holdings Inc., a Delaware corporation (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), by and among H&E Equipment Services, Inc., a Delaware corporation (“H&E”), the Company and HR Merger Sub Inc., a Delaware corporation and a wholly owned subsidiary of the Company (“Merger Sub”). The Merger Agreement provides for the acquisition of H&E by Merger Sub in a two-step cash and stock transaction, consisting of a tender offer, followed by a subsequent back-end merger.

The Merger Agreement and the transactions contemplated therein, including the Offer (as defined below) and the Merger (as defined below), were unanimously approved and declared advisable by the board of directors of the Company (the “Company Board”).

Pursuant to the Merger Agreement, and upon and subject to the terms and subject to the conditions described therein, the Company will cause Merger Sub to commence a cash and stock tender offer (the “Offer”) to acquire any and all of the issued and outstanding shares of H&E’s common stock, par value $0.01 per share (the “Shares”), in exchange for, on a per-Share basis, (i) $78.75 in cash, without interest, less any applicable withholding of taxes (the “Cash Offer Price”), and (ii) 0.1287 shares of Company common stock, without interest (the “Stock Offer Price,” and together with the Cash Offer Price, the “Offer Price”). The Offer will initially remain open for twenty business days from the date of commencement of the Offer. If at the scheduled expiration time of the Offer any of the conditions to the Offer have not been satisfied or waived by the Company and Merger Sub, the Company will cause Merger Sub to extend the Offer for additional periods of up to 10 business days per extension, to permit such Offer conditions to be satisfied.

Following the consummation of the Offer, subject to the satisfaction or waiver of certain customary terms and conditions set forth in the Merger Agreement, Merger Sub will be merged with and into H&E, with H&E surviving as a wholly owned subsidiary of the Company (the “Merger”), pursuant to Section 251(h) of the General Corporation Law of the State of Delaware, without a meeting or vote of H&E’s stockholders. The Merger will be effected as soon as practicable following the acceptance for payment of the Shares validly tendered and not properly withdrawn in the Offer, and, subject to the terms and conditions of the Merger Agreement, Shares that were not tendered and purchased in the Offer will, as a result of the Merger, be converted into the right to receive the Offer Price, net to the holder thereof, without interest and subject to any required withholding of taxes.

Subject to the terms and conditions of the Merger Agreement, at the effective time of the Merger (the “Effective Time”):

•

Each restricted stock unit award granted under the H&E 2016 Stock-Based Incentive Compensation Plan and the H&E Amended and Restated 2016 Stock-Based Incentive Compensation Plan (the “H&E Equity Plans”) whose vesting is conditioned in full or in part based on achievement of performance goals or metrics (each, an “H&E PSU”) specified in the Merger Agreement, and each award of restricted stock of H&E issued under the H&E Equity Plans (each, an “H&E RSA”) specified in the Merger Agreement (the “Single-Trigger H&E Equity Awards”) that are, in each case, outstanding as of immediately prior to the Effective Time will be fully vested, cancelled and automatically converted, without any required action on the part of the holder thereof, into the right to receive (A) an amount in cash equal to the product of (x) the aggregate number of shares of H&E common stock subject to such H&E PSU or H&E RSA, as applicable, immediately prior to the Effective Time (together, in the case of H&E PSUs, with any accrued and unpaid dividends or dividend equivalents corresponding to such H&E PSU, and with the number of H&E PSUs deemed to be earned based on “target” performance for any performance periods that have not ended prior to the Effective Time and “actual” performance for any performance periods that have ended prior to the Effective Time), multiplied by (y) the Cash Offer Price, plus (B) a number of shares of Company common stock equal to the product of (x) the aggregate number of shares of H&E common stock subject to such H&E PSU or H&E RSA, as applicable (with the number of H&E PSUs deemed to be earned based on “target” performance for any performance periods that have not ended prior to the Effective Time and “actual” performance for any performance periods that have ended prior to the Effective Time), multiplied by (y) the Stock Offer Price, in each case, subject to any applicable withholding Taxes payable in respect thereof.

•

Each H&E RSA and H&E PSU that is not a Single-Trigger Company Equity Award that are, in each case, outstanding as of immediately prior to the Effective Time shall without any required action on the part of the holder thereof, be cancelled and be substituted with an award of restricted stock units of the Company granted under the Company 2018 Omnibus Incentive Plan in respect of a number of shares of Company common stock (each, a “Company RSU”) equal to (rounded down to the nearest whole number) (A) the number of shares of H&E common stock subject to such H&E RSA (or, if applicable, H&E PSU) immediately prior to the Effective Time multiplied by (B) the Equity Award Exchange Ratio (as described in the Merger Agreement). Except as specifically provided in the Merger Agreement, following the Effective Time, each Company RSU will vest according to the same vesting schedule and will have forfeiture conditions no less favorable to the holder of such Company RSU than the forfeiture conditions that were applicable to the corresponding H&E RSA (or, if applicable, H&E PSU) immediately prior to the Effective Time.

The obligation of Merger Sub to acquire Shares tendered in the Offer is subject to customary conditions, including, among other conditions, (i) Shares having been validly tendered and not properly withdrawn that represent, together with the Shares (if any) then owned by Parent and its affiliates, at least one Share more than 50% of the then outstanding Shares, (ii) the accuracy of H&E’s representations and warranties contained in the Merger Agreement (subject to customary materiality qualifiers), (iii) H&E’s performance of its obligations under the Merger Agreement in all material respects, (iv) the absence of a Company Material Adverse Effect (as defined in the Merger Agreement, with “Company” referring to H&E and its subsidiaries) that is continuing, (v) (A) the absence of any legal or regulatory restraint that prevents the consummation of the Offer or the Merger, (B) the expiration of any waiting periods applicable to the Offer and the Merger under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”), (C) the Form S-4 to be filed by the Company in connection with the issuance of shares of Company common stock in the Merger having become effective and not subject to any legal proceedings suspending such effectiveness and (D) such shares of Company common stock having been approved for listing on the New York Stock Exchange, (vi) the absence of a termination of the Merger Agreement in accordance with its terms, and (vii) the commencement and completion of the Marketing Period (as defined in the Merger Agreement).

The Merger Agreement contains various customary representations, warranties and covenants, including, among others, covenants with respect to the conduct of H&E’s business prior to the Effective Time. The Merger Agreement contains a “hell or high water” covenant that requires the Company to take all action necessary and otherwise consistent with Section 7.2 in the Merger Agreement to cause the expiration or termination of the applicable waiting periods pursuant to the HSR Act, including agreeing to sell, divest, lease, license, transfer, dispose of or otherwise encumber any assets, licenses, operations, rights, product lines, businesses or interest and to any material changes or restriction on its ability to own or operate any such assets, licenses, operations, rights, product lines businesses or interest as needed to cause the expiration or termination of the applicable waiting periods pursuant to the HSR Act. Further to the covenant, neither party will take any action, or omit to take any action, which action or omission is intended to or has (or would reasonably be expected to have) the effect of preventing, impairing, delaying or otherwise adversely affecting (i) the consummation of the Merger; or (ii) the ability of such Parties to fully perform their obligations pursuant to this Agreement.

The Merger Agreement contains a customary “no-shop” provision that restricts H&E’s ability to solicit acquisition proposals from third parties and to provide non-public information to and engage in discussions or negotiations with third parties regarding acquisition proposals; provided, however, that if H&E receives an Acquisition Proposal (as defined in the Merger Agreement) and H&E’s board of directors (the “H&E Board”) determines in good faith after consultation with outside legal and financial advisors that the Acquisition Proposal constitutes, or would reasonably be expected to result in, a “Superior Proposal” (a bona fide, written Acquisition Proposal for at least 50% of H&E that the H&E Board determines in good faith after consultation with its financial advisor and outside legal counsel is reasonably likely to be consummated and to be more favorable to H&E’s stockholders from a financial point of view than the transaction with the Company) that did not result from a breach of the non-solicitation provision, H&E may (i) furnish information to the person making the proposal and (ii) engage in discussions and negotiations.

The Merger Agreement also provides for a 12-business-day marketing period, which begins on the business day following the date on which (i) certain closing conditions, including the obtainment of HSR clearance, have been satisfied and (ii) H&E has delivered certain required financial information (the “Required Information”) to the Company and its financing sources. During such marketing period, the Required Information must remain Compliant (as defined in the Merger Agreement), including compliant with rules promulgated by the U.S. Securities and Exchange Commission (the “SEC”). If the marketing period has begun but has not been completed by November 24, 2025, which constitutes the date on which either the Company or H&E can terminate the Merger Agreement, such date will be automatically extended to five business days following the then-scheduled end of the marketing period.

The Merger Agreement also contains customary termination provisions for each of the Company and H&E. Upon termination of the Merger Agreement, H&E, under certain circumstances, including termination of the Merger Agreement by H&E to accept and enter into a definitive agreement with respect to a Superior Proposal, will be required to pay the Company a termination fee of $144,842,468. Further, if the Merger Agreement is terminated (other than due to breach by the Company), then H&E will be required to refund to the Company the URI termination fee of $63,523,892 paid by the Company on H&E’s behalf. This refund obligation is in addition to the payment of the termination fee described above, if triggered.

The Merger Agreement also requires that the H&E Board recommend that the stockholders of H&E accept the Offer and tender their Shares pursuant to the Offer and not, among other things, (i) withhold, withdraw, amend, qualify or modify, or publicly propose to withhold, withdraw, amend, qualify or modify, the H&E Board’s recommendation in a manner adverse to the Company; (ii) adopt, approve, recommend or otherwise declare advisable an acquisition proposal or approve, recommend, declare advisable or publicly propose to enter into, any alternative acquisition agreement; (iii) fail to include the H&E Board’s recommendation in the Tender Offer Solicitation/Recommendation Statement on Schedule 14D-9 or, if any acquisition proposal (other than an acquisition proposal initiated through a tender or exchange offer pursuant to Rule 14d-2 under the Securities Exchange Act of 1934 (the “Exchange Act”)) has been made public, fail to reaffirm the H&E Board’s recommendation upon written request of the Company within the earlier of three business days prior to the then scheduled expiration date or five business days after the Company requests in writing such reaffirmation with respect to such acquisition proposal; (iv) with respect to an acquisition proposal initiated through a tender or exchange offer pursuant to Rule 14d-2 under the Exchange Act, fail to recommend unequivocally against acceptance of such offer within 10 business days of commencement of such offer (or within 10 business days of a material modification of such offer); or (v) agree, authorize or commit to do any of the foregoing. Notwithstanding these restrictions, the H&E Board is permitted, subject to the terms and conditions set forth in the Merger Agreement, to change its recommendation and to terminate the Merger Agreement to accept a Superior Proposal (subject to payment of the termination fee discussed above) or change its recommendation in response to an Intervening Event (as defined in the Merger Agreement).

The foregoing descriptions of the Merger Agreement and the transactions contemplated thereby are not complete and are qualified in their entirety by reference to the Merger Agreement, which is filed as Exhibit 2.1 hereto and incorporated herein by reference.

The Merger Agreement, and the foregoing description of the Merger Agreement, have been included to provide investors and our stockholders with information regarding the terms of the Merger. The representations, warranties and covenants contained in the Merger Agreement (i) were made solely for purposes of the Merger Agreement, (ii) were solely for the benefit of the parties to the Merger Agreement, (iii) have been qualified by documents filed with, or furnished to, the SEC prior to the date of the Merger Agreement, (iv) may be subject to qualifications and limitations agreed upon by the parties to the Merger Agreement, including being qualified by confidential disclosures made for the purposes of allocating contractual risk among the parties to the Merger Agreement instead of establishing these matters as facts, (v) are subject to materiality qualifications contained in the Merger Agreement which may differ from what may be viewed as material by investors and (vi) were made only as of the date of the Merger Agreement or such other date as is specified in the Merger Agreement. Accordingly, the Merger Agreement is included with this filing only to provide investors with information regarding the terms of the Merger Agreement, and not to provide investors with any other factual information regarding the Company, H&E or their businesses. The Merger Agreement and this summary should not be relied upon as disclosure about the Company or H&E. Investors should not rely on the representations and warranties or any descriptions thereof as characterizations of the actual state of facts or condition of the Company, H&E or any of their subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the Company or H&E’s public disclosures. The Merger Agreement should not be read alone, but should instead be read in conjunction with the other information regarding the Company or H&E that has been, is or will be contained in, or incorporated by reference into, the Forms 10-K, Forms 10-Q, Forms 8-K, proxy statements and other documents that the Company and H&E file with the SEC.

Item 8.01. Other Events.

The Company has obtained committed debt financing from Credit Agricole Corporate and Investment Bank (“CACIB”) to finance the transactions contemplated by the Merger Agreement pursuant to a commitment letter, dated as of February 19, 2025 (the “Commitment Letter”). Subject to the terms and conditions set forth in the Commitment Letter, CACIB has committed to (i) provide a senior secured 364-day term loan bridge facility (the “Bridge Facility”) in an aggregate principal amount of up to $4.5 billion and (ii) backstop an amendment to the Company’s existing ABL Credit Agreement (the “Backstop ABL Facility” and, together with the Bridge Facility, collectively, the “Facilities”) in order to, among other things, permit the incurrence of the Bridge Facility and any other permanent financing issued in lieu thereof. The Facilities are available together with cash on hand to, among other things, finance the consideration payable by the Company under the Merger Agreement. The funding of the Facilities provided for in the Commitment Letter is contingent on the satisfaction of customary conditions, including the consummation of the Merger. The transactions contemplated by the Merger Agreement are not subject to any financing condition.

Cautionary Note Regarding Forward Looking Statements

This communication includes “forward-looking statements,” within the meaning of Section 21E of the Securities Exchange Act, as amended, and the Private Securities Litigation Reform Act of 1995. Forward-looking statements include statements related to the Company, H&E and the proposed acquisition of H&E by the Company that involve substantial risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed or implied by such statements. Forward-looking statements in this communication include, among other things, statements about the potential benefits of the proposed transaction, the Company’s plans, objectives, expectations and intentions, the financial condition, results of operations and business of each of the Company and H&E, expected valuation and re-rating opportunities for the combined company, and the anticipated timing of closing of the proposed transaction. Forward-looking statements are generally identified by the words “estimates,” “expects,” “anticipates,” “projects,” “plans,” “intends,” “believes,” “forecasts,” “looks,” and future or conditional verbs, such as “will,” “should,” “could” or “may,” as well as variations of such words or similar expressions. All forward-looking statements are based upon our current expectations and various assumptions and apply only as of the date of this communication. Our expectations, beliefs and projections are expressed in good faith and we believe there is a reasonable basis for them. However, there can be no assurance that our expectations, beliefs and projections will be achieved or that the completion and anticipated benefits of the proposed transaction can be guaranteed, and actual results may differ materially from those projected. You should not place undue reliance on forward-looking statements.

There are a number of risks, uncertainties and other important factors that could cause our actual results to differ materially from those suggested by our forward-looking statements, including, but not limited to, (i) the possibility that the sufficient number of H&E’s shares are not validly tendered into the tender offer to meet the minimum condition; (ii) the Company’s ability to implement its plans, forecasts and other expectations with respect to H&E’s business after the completion of the proposed transaction and realized expected synergies; (iii) the ability to realize the anticipated benefits of the proposed transaction, including the possibility that the expected benefits from the proposed transaction will not be realized or will not be realized within the expected time period; (iv) the Company and H&E may be unable to obtain regulatory approvals required for the proposed transaction or may be required to accept conditions that could reduce the anticipated benefits of the proposed transaction as a condition to obtaining regulatory approvals; (v) the length of time necessary to consummate the proposed transaction may be longer than anticipated; (vi) problems may arise in successfully integrating the businesses of the Company and H&E, including, without limitation, problems associated with the potential loss of any key employees, customers, suppliers and other counterparties of H&E; (vii) the proposed transaction may involve unexpected costs, including, without limitation, the exposure to any unrecorded liabilities or unidentified issues during the due diligence investigation of H&E or that are not covered by insurance, as well as potential unfavorable accounting treatment and unexpected increases in taxes; (viii) the Company’s business may suffer as a result of uncertainty surrounding the proposed transaction, any adverse effects on our ability to maintain relationships with customers, employees and suppliers; (ix) the occurrence of any event, change to other circumstances that could give rise to the termination of the merger agreement, the failure of the closing conditions included in the merger agreement to be satisfied, or any other failure to consummate the proposed transaction; (x) any negative effects of the announcement of the proposed transaction of the financing thereof on the market price of the Company common stock or other securities; (xi) the industry may be subject to future risks including those set forth in the “Risk Factors” section in the Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, and in the other filings with the SEC by each of the Company and H&E; and (xii) the Company may not achieve its valuation or re-rating opportunities. The foregoing list of factors is not exhaustive. Investors should carefully consider the foregoing factors and the other risks and uncertainties that affect the businesses of the Company and H&E, including those described in the Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and in the other filings with the SEC by each of the Company and H&E. All forward-looking statements are expressly qualified in their entirety by such cautionary statements. We undertake no obligation to update or revise forward-looking statements that have been made to reflect events or circumstances that arise after the date made or to reflect the occurrence of unanticipated events.

Additional Information and Where to Find It

The tender offer described herein has not yet commenced, and this communication is neither an offer to purchase nor a solicitation of an offer to sell shares, nor is it a substitute for any offer materials that the Company and its acquisition subsidiary, HR Merger Sub Inc. (“Merger Sub”), will file with the U.S. Securities and Exchange Commission (the “SEC”). At the time the tender offer is commenced, the Company and Merger Sub will file a tender offer statement on Schedule TO and the Company will file a registration statement on Form S-4. THE TENDER OFFER MATERIALS (INCLUDING AN OFFER TO EXCHANGE, A RELATED LETTER OF TRANSMITTAL AND CERTAIN OTHER TENDER OFFER MATERIALS) AND THE FORM S-4 WILL CONTAIN IMPORTANT INFORMATION. H&E STOCKHOLDERS ARE URGED TO READ THESE DOCUMENTS CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION THAT HOLDERS OF H&E SECURITIES SHOULD CONSIDER BEFORE MAKING ANY DECISION REGARDING EXCHANGING THEIR SECURITIES. The tender offer materials will be made available to holders of H&E stock at no expense to them. The tender offer materials will be made available for free at the SEC’s web site (http://www.sec.gov). Additional copies may be obtained for free by contacting either the Company or H&E. Copies of the documents filed with the SEC by H&E will be available free of charge on H&E’s website at https://investor.he-equipment.com/. Copies of the documents filed with the SEC by the Company will also be available free of charge on the Company’s website at https://ir.hercrentals.com/.

In addition to the tender offer materials, the Company and H&E file annual, quarterly and current reports, proxy statements and other information with the SEC, which are available to the public at the SEC’s web site (http://www.sec.gov).

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Exhibit

2.1	Agreement and Plan of Merger, dated as of February 19, 2025, by and among H&E Equipment Services, Inc., Herc Holdings Inc. and HR Merger Sub Inc.*

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*

The Parent Disclosure Schedule (as defined in the Merger Agreement) has been omitted from this filing pursuant to Item 601(b)(2) of Regulation S-K. A copy of any omitted schedule will be furnished to the SEC upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HERC HOLDINGS INC.

By:	/s/ S. Wade Sheek
Name:	S. Wade Sheek
Title:	Senior Vice President and Chief Legal Officer

Date: February 20, 2025